SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Target 2010 Fund

On July 14, 2010, the Board of Trustees approved the liquidation and termination of the DWS Target 2010 Fund on its maturity date, November 15, 2010 (“Maturity Date”). Shareholders may exchange into another DWS fund or redeem their shares prior to the Maturity Date. All shares held at the Maturity Date will be redeemed. Any redemption or exchange will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles. The fund’s investment protection applies only on the Maturity Date to shareholders that reinvested all their dividends and did not redeem their shares before the Maturity Date. Shareholders who redeem or exchange their shares prior to the Maturity Date or do not reinvest all dividends, may receive more or less than their original investment.

Please Retain This Supplement for Future Reference

September 10, 2010
ST-T2008